EXHIBIT 99.1






                         CREDIT AGREEMENT

                            dated as of

                         December 29, 1995

                              between

                   ATLANTIC AMERICAN CORPORATION

                                and

                  WACHOVIA BANK OF GEORGIA, N.A.


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                         TABLE OF CONTENTS

                         CREDIT AGREEMENT


                             ARTICLE I

                            DEFINITIONS

SECTION 1.01.  Definitions........................................1
               -----------
SECTION 1.02.  Accounting Terms and Determinations...............12
               -----------------------------------
SECTION 1.03.  Use of Defined Terms..............................13
               --------------------
SECTION 1.04.  Terminology.......................................13
               -----------
SECTION 1.05.  References........................................13
               ----------

                            ARTICLE II

                            THE CREDITS

SECTION 2.01.  Commitments to Make Loans.........................13
               -------------------------
SECTION 2.02.  Method of Borrowing Tranche B Loan................13
               ----------------------------------
SECTION 2.03.  Notes.............................................14
               -----
SECTION 2.04.  Repayment of the Loans............................14
               ----------------------
SECTION 2.05.  Interest Rates....................................15
               --------------
SECTION 2.06.  Fees..............................................15
               ----
SECTION 2.07.  Optional Prepayments..............................16
               --------------------
SECTION 2.08.  General Provisions as to Payments.................16
               ---------------------------------
SECTION 2.09.  Computation of Interest...........................17
               -----------------------

                            ARTICLE III

                     CONDITIONS TO BORROWINGS

SECTION 3.01.  Conditions to Funding on Closing Date.............17
               -------------------------------------
SECTION 3.02.  Other Conditions to Funding Tranche B Loan........18
               ------------------------------------------

                            ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Corporate Existence and Power.....................19
               -----------------------------
SECTION 4.02.  Corporate and Governmental Authorization; No
               Contravention.....................................19
               -------------
SECTION 4.03.  Binding Effect....................................19
               --------------
SECTION 4.04.  Financial Information.............................19
               ---------------------
SECTION 4.05.  Litigation........................................20
               ----------
SECTION 4.06.  Compliance with ERISA.............................20
               ---------------------

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SECTION 4.07.  Taxes.............................................20
               -----
SECTION 4.08.  Subsidiaries......................................20
               ------------
SECTION 4.09.  Not an Investment Company.........................21
               -------------------------
SECTION 4.10   Public Utility Holding Company Act................21
               ----------------------------------
SECTION 4.11.  Ownership of Property; Liens......................21
               ----------------------------
SECTION 4.12.  No Default........................................21
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SECTION 4.13.  Full Disclosure...................................21
               ---------------
SECTION 4.14.  Environmental  Matters............................21
               ----------------------
SECTION 4.15.  Compliance with Laws..............................22
               --------------------
SECTION 4.16.  Capital Stock.....................................22
               -------------
SECTION 4.17.  Margin Stock......................................22
               ------------
SECTION 4.18.  Insolvency........................................22
               ----------
SECTION 4.19.  Shareholder Debt..................................22
               ----------------

                             ARTICLE V

                             COVENANTS
SECTION 5.01.  Information.......................................23
               -----------
SECTION 5.02.  Inspection of Property, Books and Records.........24
               -----------------------------------------
SECTION 5.03.  Ratio of Funded Debt to Consolidated Total
               Capitalization....................................25
               --------------
SECTION 5.04.  Restricted Payments...............................25
               -------------------
SECTION 5.05.  Ratio of Cash Flow to Debt Service................25
               ----------------------------------
SECTION 5.06.  Capital Expenditures..............................25
               --------------------
SECTION 5.07.  Loans or Advances.................................25
               -----------------
SECTION 5.08.  Investments.......................................26
               -----------
SECTION 5.09.  Negative Pledge...................................26
               ---------------
SECTION 5.10.  Maintenance of Existence..........................26
               ------------------------
SECTION 5.11.  Dissolution.......................................26
               -----------
SECTION 5.12.  Consolidations, Mergers and Sales of Assets.......26
               -------------------------------------------
SECTION 5.13.  Use of Proceeds...................................27
               ---------------
SECTION 5.14.  Compliance with Laws; Payment of Taxes............27
               --------------------------------------
SECTION 5.15.  Insurance.........................................27
               ---------
SECTION 5.16.  Change in Fiscal Year.............................27
               ---------------------
SECTION 5.17.  Maintenance of Property...........................27
               -----------------------
SECTION 5.18.  Environmental Notices.............................28
               ---------------------
SECTION 5.19.  Environmental Matters.............................28
               ---------------------
SECTION 5.20.  Environmental Release.............................28
               ---------------------
SECTION 5.21   Additional Covenants, Etc.........................28
               -------------------------
SECTION 5.22.  Transactions with Affiliates......................29
               ----------------------------
SECTION 5.23.  Modification of Shareholder Debt..................29
               --------------------------------
SECTION 5.24.  Maintenance of Authorized Control Level Risk-Based
               Capital...........................................29
               -------
SECTION 5.25.  Maintenance of Statutory Surplus..................29
               --------------------------------
SECTION 5.26.  Limitation on Debt................................29
               ------------------
SECTION 5.27.  Minimum Investment in NAIC Rated Bonds;  Maximum
               Investment in Investment Properties...............30
               -----------------------------------
SECTION 5.28.  Debt Conversion Documents.........................30
               -------------------------


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                            ARTICLE VI

                             DEFAULTS

SECTION 6.01.  Events of Default.................................30
               -----------------

                            ARTICLE VII

                           MISCELLANEOUS

SECTION 7.01.  Notices...........................................33
               -------
SECTION 7.02.  No Waivers........................................34
               ----------
SECTION 7.03.  Expenses; Documentary Taxes; Indemnification;
               Increased Cost and Reduced Return.................34
               ---------------------------------
SECTION 7.04.  CONSEQUENTIAL DAMAGES.............................35
               ---------------------
SECTION 7.05.  Setoffs...........................................35
               -------
SECTION 7.06.  Amendments and Waivers............................35
               ----------------------
SECTION 7.07.  Successors and Assigns............................35
               ----------------------
SECTION 7.08.  Confidentiality...................................37
               ---------------
SECTION 7.09.  Survival of Certain Obligations...................37
               -------------------------------
SECTION 7.10.  Georgia Law.......................................37
               -----------
SECTION 7.11.  Severability......................................37
               ------------
SECTION 7.12.  Interest..........................................37
               --------
SECTION 7.13.  Interpretation....................................38
               --------------
SECTION 7.14.  Consent to Jurisdiction...........................38
               -----------------------
SECTION 7.15.  Counterparts......................................38
               ------------


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                         CREDIT AGREEMENT


           AGREEMENT dated as of December 29, 1995 between ATLANTIC AMERICAN CORPORATION and WACHOVIA BANK OF GEORGIA, N.A.

           The parties hereto agree as follows:

                             ARTICLE I

                            DEFINITIONS

           SECTION 1.01. Definitions. The terms as defined in this Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

           "Affiliate" of any Person means (i) any other Person which directly, or indirectly through one or more intermediaries, controls such Person, (ii) any other Person which directly, or indirectly through one or more intermediaries, is controlled by or is under common control with such Person, or (iii) any other Person of which such Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

           "Aggregate Value of NAIC Rated Bonds" shall mean the aggregate value, without duplication, of all bonds rated "2" or better by NAIC, owned by American Southern Insurance Company and held as investments, as shown on American Southern Insurance Company's books and records as determined in accordance with GAAP.

           "Aggregate Value of Total Investments" shall mean the aggregate value, without duplication, of all bonds, redeemable preferred stocks, non-redeemable preferred stocks, common stocks, mortgage loans, loans to policy holders, other long term investments, short term investments and other properties of American Southern Insurance Company held for investment purposes, as shown on American Southern Insurance Company's books and records and as determined in accordance with GAAP.

           "Agreement" means this Credit Agreement, together with all amendments and supplements hereto.

           "Annual Statement" means, with respect to any Insurance Subsidiary, the annual report, statement or other filing made by such Insurance Subsidiary with the insurance department or other governmental authority of the state in which such Insurance Subsidiary is formed or incorporated which regulates, supervises or otherwise has jurisdiction over such Insurance Subsidiary, all in accordance with statutory accounting principles.

           "Assignee" has the meaning set forth in Section 7.07(c).

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           "Assignment  and  Acceptance"  means  an  Assignment  and  Acceptance executed in accordance with Section 7.07(c) in the form attached hereto as Exhibit G.

           "Authorized Control Level Risk-Based Capital" means, at any time and as to any Insurance Subsidiary, the amount of "Authorized Control Level
Risk-Based Capital" as set forth or reflected on the most recent Annual Statement or Quarterly Statement of such Insurance Subsidiary, prepared in accordance with statutory accounting principles.

           "Authority" means any governmental authority, central bank or comparable agency charged with the interpretation or administration of any applicable law, rule or regulation, or any change in any existing or future law, rule or regulation.

           "Bank" means Wachovia Bank of Georgia, N.A., a national banking association, and its successors and assigns.

           "Base Rate" means for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, and (ii) one-half of one percent above the Federal Funds Rate for such day. For purposes of determining the Base Rate for any day, changes in the Prime Rate and the Federal Funds Rate shall be effective on the date of each such change.

           "Book Value" means with respect to any asset, the cost of such asset, minus accumulated depreciation or amortization, if any, with respect to such asset.

           "Borrower"   means   Atlantic   American   Corporation,   a   Georgia
corporation, and its successors and permitted assigns.

           "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Georgia are authorized or required by law to close.

           "Capital Expenditures" means for any period the sum of all capital expenditures incurred during such period by the Borrower and its Consolidated Subsidiaries, as determined in accordance with GAAP.

           "Capital Stock" means any redeemable or nonredeemable capital stock of the Borrower or any Consolidated Subsidiary (to the extent issued to a Person other than the Borrower), whether common or preferred.

           "Cash Flow" means, for any period, the sum of (i) EBIT, plus (ii) the aggregate of the changes in depreciation and deferred taxes, net premiums receivable, defined policy acquisition costs, unpaid losses and adjustments to premium reserves, all as determined in accordance with GAAP; provided, however, for purposes of Section 5.05, there shall be deducted from the calculation of "Cash Flow" for the Borrower's Fiscal Quarter ending June 30, 1997, the principal amount paid by the Borrower on May 15, 1997 with respect to the Convertible Subordinated Notes.

           "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. ss.9601 et seq. and its implementing regulations and amendments.

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           "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Information System established pursuant to CERCLA.

           "Closing Certificate" has the meaning set forth in Section 3.01(d).

           "Closing Date" means December 29, 1995.

           "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code. Any reference to any provision of the Code shall also be deemed to be a reference to any successor provision or provisions thereof.

           "Commitment" means the Tranche A Commitment or the Tranche B Commitment, or both, as the context shall require.

           "Compliance Certificate" has the meaning set forth in Section5.01(c).

           "Consolidated Interest Expense" for any period means interest, whether expensed or capitalized, in respect of Debt of the Borrower and any of its Consolidated Subsidiaries outstanding during such period.

           "Consolidated Net Income" means, for any period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis, but excluding (i) extraordinary gains and (ii) any equity interests of the Borrower or any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary.

           "Consolidated Subsidiary" means at any date with respect to any Person, any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of such Person in its consolidated financial statements as of such date; provided, that for purposes of this Agreement, American Southern Insurance Company and its Subsidiaries shall be deemed to be "Consolidated Subsidiaries" of the Borrower as of the Closing Date.

           "Consolidated Tangible Net Worth" means, at any time, Stockholders' Equity, less the sum of the value, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP, of

                (A) Any surplus resulting from any write-up of assets subsequent to September 30, 1995;

                (B) All assets which would be treated as intangible assets for balance sheet presentation purposes under GAAP, including without limitation goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise), trademarks, tradenames, copyrights, patents and technologies, and unamortized debt discount and expense; provided, however, deferred acquisition costs, as determined in accordance with GAAP, shall not be deducted from Stockholders Equity;


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                (C) To the extent not  included in (B) of this  definition,  any amount at which shares of capital stock of the Borrower appear as an asset on the balance sheet of the Borrower and its Consolidated Subsidiaries;

                (D) To the extent not included in (B) of this definition, deferred expenses, other than deferred acquisition costs, as determined in accordance with GAAP; and

                (E) Loans or advances to stockholders, directors, officers or employees.

           "Consolidated Total Assets" means, at any time, the total assets of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP.

           "Consolidated  Total  Capitalization"  means, at any time, the sum of
(i) Consolidated Tangible Net Worth, and (ii) Funded Debt.

           "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

           "Convertible Subordinated Notes" means those certain convertible subordinated notes dated May 15, 1987, made by the Borrower in the aggregate principal amount of $5,627,000 due May 15, 1997.

           "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases,
(v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation),
(vii) all obligations (absolute or contingent) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (ix) all Debt of others Guaranteed by such Person.

           "Debt Conversion" means the conversion of Shareholder Debt into preferred stock or other equity interests in the Borrower pursuant to the Debt Conversion Documents.

           "Debt Conversion Documents" means documentation satisfactory to the Bank in its sole discretion pursuant to which the Borrower and certain holders of the Shareholder Debt agree to convert an amount equal to or greater than $13,400,000 of the Shareholder Debt into preferred stock or other equity interests in the Borrower on or before the 90th day after the Closing Date, all in accordance with the Debt Conversion Memorandum.


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           "Debt Conversion  Memorandum" means a Memorandum  executed by certain holders of the Shareholder Debt and the Borrower, in form and content satisfactory to the Bank in its sole discretion setting forth the primary terms pursuant to which the Borrower and certain holders of the Shareholder Debt agree to convert an amount equal to or greater than $13,400,000 of the Shareholder Debt into preferred stock or other equity interests in the Borrower on or before the 90th day after the Closing Date.

           "Debt Service" means, for any period, the sum of (i) Consolidated Interest Expense for such period, and (ii) regularly scheduled payments of principal due and payable during such period with respect to Debt of the Borrower and its Consolidated Subsidiaries, provided however that: (1) so long as the Tranche B Loan is held by the Bank, all regularly scheduled principal payments due and payable with respect to the Tranche B Loan during such period shall be excluded from the calculation of Debt Service; and (2) for purposes of
Section 5.05, there shall be deducted from the calculation of "Debt Service" for the Borrower's Fiscal Quarter ending June 30, 1997, the principal amount paid by the Borrower on May 15, 1997 with respect to the Convertible Subordinated Notes.

           "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived in writing, become an Event of Default.

           "Default Rate" means, on any day, the sum of 3% plus the Base Rate for such day.

           "Depreciation" means for any period the sum of all depreciation expenses of the Borrower and its Consolidated Subsidiaries for such period, as determined in accordance with GAAP.

           "Dividends" means for any period the sum of all dividends paid or declared during such period in respect of any Capital Stock and Redeemable Preferred Stock (other than dividends paid or payable in the form of additional Capital Stock).

           "Dollars" or "$" means dollars in lawful currency of the United States of America.

           "EBIT" for any period means the sum of (i)  Consolidated  Net Income,
(ii) taxes on income and (iii) Consolidated Interest Expense, all determined with respect to the Borrower and its Consolidated Subsidiaries on a consolidated basis for such period and in accordance with GAAP.

           "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

           "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Borrower or any Subsidiary required by any Environmental Requirement.


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           "Environmental Judgments and Orders" means all judgments,  decrees or
orders   arising  from  or  in  any  way  associated   with  any   Environmental
Requirements, whether or not entered upon consent or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

           "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, groundwater or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof.

           "Environmental Liabilities" means any liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with any Environmental Requirements.

           "Environmental Notices" means notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

           "Environmental Proceedings" means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.

           "Environmental Releases" means releases as defined in CERCLA or under any applicable state or local environmental law or regulation.

           "Environmental Requirements" means any legal requirement relating to health, safety or the environment and applicable to the Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

           "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

           "Event of Default" has the meaning set forth in Section 6.01.

           "Fair Market Value" means, with respect to any asset, the greater of:
(i) the Gross Proceeds received by the Borrower or any Subsidiary in connection with the sale, transfer or other disposition by the Borrower or such

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Subsidiary (as the case may be) of such asset, or (ii) the Book Value of such asset.

           "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Bank on such day on such transactions as determined by the Bank.

           "Financing" shall mean (i) any transaction or series of transactions for the incurrence by the Borrower of any Debt or for the establishment of a commitment to make advances which would constitute Debt of the Borrower, which Debt is not by its terms subordinate and junior to other Debt of the Borrower,
(ii) an obligation incurred in a transaction or series of transactions in which assets of the Borrower are sold and leased back, or (iii) a sale of accounts or other receivables or any interest therein, other than a sale or transfer of accounts or receivables attendant to a sale permitted hereunder of an operating division.

           "Fiscal Quarter" means any fiscal quarter of the Borrower.

           "Fiscal Year" means any fiscal year of the Borrower.

           "Forfeiture Proceeding" means any action, proceeding or investigation affecting the Borrower or any of its Subsidiaries before any court, governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, if such action, proceeding or investigation could result in (i) the seizure or forfeiture of any of their assets, revenues or share capital, which when the Fair Market Value of such assets, revenues or share capital subject to such seizure or forfeiture when aggregated with the Fair Market Value of all other assets, revenues and share capital of the Borrower and its Subsidiaries seized or forfeited since the Closing Date exceeds $100,000, or (ii) a Material Adverse Effect.

           "Funded Debt" means, at any date, the total Debt of the Borrower and its Subsidiaries.

           "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

           "Gross Proceeds" means any and all cash, plus the face amount of any and all notes, bonds, debentures, instruments and evidences of indebtedness, and the value of any other property, of whatever kind or nature, received by the Borrower or any Subsidiary in connection with the sale, transfer or other disposition by the Borrower or such Subsidiary (as the case may be) of any of its assets.

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           "Guarantee"  by  any  Person  means  any  obligation,  contingent  or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

           "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. ss.6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) any "hazardous substance", "pollutant" or "contaminant", as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including crude oil or any fraction thereof,
(d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation and (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

           "Insurance Subsidiaries" means those Persons set forth on Schedule 4.08A attached hereto, together with their respective successors, and any other Subsidiary which at any time after the Closing Date is engaged principally in the property and casualty insurance business, the accident and health insurance business or the life insurance business or any combination thereof.

           "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, Guarantee or assumption of any obligation of such Person or otherwise.

           "Investment Properties" for any period means all real property owned by the Borrower and its Consolidated Subsidiaries during the applicable period; provided, however, the definition of Investment Properties shall exclude any real property if: (i) at least fifty percent (50%) of the net leasable area with respect to such real property is occupied by the Borrower and/or its Subsidiaries; and (ii) the primary use of such real property is the operation of the Borrower's and/or Subsidiaries' respective businesses.

           "Lending Office" means, as to the Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) or such other office as the Bank may hereafter designate as its Lending Office by notice to the Borrower.

           "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the

A#0004945.01
                                 8
practical effect of constituting a security interest or encumbrance, servitude or encumbrance of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

           "Loan" means the Tranche A Loan or the Tranche B Loan, or both, as the context shall require.

           "Loan Documents" means this Agreement, the Notes, the Pledge Agreement, the Subordination Agreement, any other document evidencing, relating to or securing the Loans, and any other document or instrument delivered from time to time in connection with this Agreement, the Notes or the Loans, as such documents and instruments may be amended or supplemented from time to time.

           "Margin Stock" means "margin stock" as defined in Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

           "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business, properties or prospects of the Borrower and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Bank under the Loan Documents, or the ability of the Borrower to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Loan Document.

           "Multiemployer Plan" shall have the meaning set forth in Section 4001
(a)(3) of ERISA.

           "NAIC" means the National Association of Insurance Commissioners.

           "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

           "Note" means the Tranche A Note or the Tranche B Note, or either or both of them, as the context shall require.

           "Notice of Borrowing" has the meaning set forth in Section 2.02.

           "Officer's Certificate" has the meaning set forth in Section 3.01(e).


A#0004945.01
                                 9

           "Participant" has the meaning set forth in Section 7.07(b).

           "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

           "Person" means an individual, a corporation, a partnership (including without limitation, a joint venture), an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

           "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii)
maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

           "Pledge Agreement" means the Pledge Agreement of even date herewith executed by the Borrower for the benefit of the Bank, as the same may be amended, modified or supplemented from time to time; pursuant to which the Borrower has pledged to the Bank the stock or other equity interests it holds in its Subsidiaries (excluding the shares of stock of Leath Furniture, Inc., but including without limitation the shares of stock of American Southern Insurance Company, Atlantic American Life Insurance Company, Georgia Casualty & Surety Company and Bankers Fidelity Life Insurance Company), and agrees to pledge any stock or equity interests it obtains in the future with respect to existing Subsidiaries or Persons which become Subsidiaries, as more fully set forth therein.

           "Prime Rate" refers to that interest rate so denominated and set by the Bank from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by the Bank. The Bank lends at interest rates above and below the Prime Rate.

           "Properties" means all real property owned, leased or otherwise used or occupied by the Borrower or any Subsidiary, wherever located.

           "Quarterly Statement" means, with respect to any Insurance Subsidiary, the quarterly report, statement or other filing made by such Insurance Subsidiary with the insurance department or other governmental authority of the state in which such Insurance Subsidiary is formed or incorporated which regulates, supervises or otherwise has jurisdiction over such Insurance Subsidiary, all in accordance with statutory accounting principles.

           "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the later of the Tranche A Maturity Date or the Tranche B Maturity Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.


A#0004945.01
                                10

           "Restricted Payment" means (i) any dividend or other distribution on any shares of the Borrower's capital stock (except dividends payable solely in shares of its capital stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's capital stock (except shares acquired upon the conversion thereof into other shares of its capital stock) or (b) any option, warrant or other right to acquire shares of the Borrower's capital stock.

           "Risk-Based Capital" means, at any time and for any Insurance Subsidiary, the amount of "Risk-Based Capital" as set forth or reflected on the most recent Annual Statement or Quarterly Statement of such Insurance Subsidiary, prepared in accordance with statutory accounting principles.

           "Shareholder Debt" means any Debt of the Borrower held by J. Mack Robinson, his family or any Person owned or controlled, directly or indirectly by J. Mack Robinson or his family. For purposes of this definition, "family" shall mean any lineal descendant of J. Mack Robinson and their respective spouses.

           "Statutory Surplus" means, at any time for any Insurance Subsidiary, the "Statutory Surplus" of such Insurance Subsidiary as set forth or reflected on the most recent Annual Statement or Quarterly Statement of such Insurance Subsidiary, prepared in accordance with statutory accounting principles.

           "Stockholders' Equity" means, at any time, the shareholders' equity of the Borrower and its Consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with GAAP, but excluding any Redeemable Preferred Stock of the Borrower or any of its Consolidated Subsidiaries. Shareholders' equity generally would include, but not be limited to (i) the par or stated value of all outstanding Capital Stock, (ii) capital surplus, (iii) retained earnings, and (iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances, (C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt guarantees, and (E) translation adjustments for foreign currency transactions.

           "Subordination Agreement" means the Subordination Agreement of even date herewith, duly executed by the holders of the Shareholder Debt and the Borrower for the benefit of the Bank, as the same may be amended, modified or supplemented from time to time.

           "Subsidiary" means as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; provided, that, for purposes of this Agreement, American Southern Insurance Company and its Subsidiaries shall be deemed to be "Subsidiaries" of the Borrower as of the Closing Date.

           "Taxes" has the meaning set forth in Section 2.08(c).


A#0004945.01
                                11

           "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower's business and on a temporary basis.

           "Tranche A Commitment" means $22,641,627.11.

           "Tranche B Commitment" means $11,352,168.00.

           "Tranche A Loan" means the outstanding principal amount under the Tranche A Commitment.

           "Tranche B Loan" means the outstanding principal amount under an advance made pursuant to the Tranche B Commitment.

           "Tranche A Maturity Date" means December 31, 2000.

           "Tranche B Maturity Date" means December 31, 1997, or if the term of the Tranche B Loan is extended as contemplated in Section 2.04(b), the date as so extended, provided however, that in no event shall the Tranche B Maturity Date be extended past the Tranche A Maturity Date.

           "Tranche  A  Note"  means  a   promissory   note  of  the   Borrower,
substantially in the form of Exhibit A hereto, evidencing the obligations of the Borrower to repay the Tranche A Loan.

           "Tranche  B  Note"  means  a   promissory   note  of  the   Borrower,
substantially in the form of Exhibit B hereto, evidencing the obligations of the Borrower to repay the Tranche B Loan.

           "Transferee" has the meaning set forth in Section 7.07(d).

           "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

           SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with (a) in the case of the Borrower and each Subsidiary that is not an Insurance Subsidiary, GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Bank, unless with respect to any such change concurred in by the Borrower's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan
Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Bank shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such

A#0004945.01
                                12
objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01 hereof, shall mean the financial statements referred to in Section 4.04), and (b) in the case of any Insurance Subsidiary, statutory accounting principles as in effect from time to time, applied on a consistent basis.

           SECTION 1.03. Use of Defined Terms. All terms defined in this Agreement shall have the same meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall otherwise require.

           SECTION 1.04. Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

           SECTION 1.05. References. Unless otherwise indicated, references in this Agreement to "Articles", "Exhibits", "Schedules", and "Sections" are references to articles, exhibits,schedules and sections hereof.

                            ARTICLE II

                            THE CREDITS

           SECTION 2.01. Commitments to Make Loans. (a) The Bank hereby agrees, on the terms and conditions set forth herein, to make the Tranche A Loan to the Borrower on the Closing Date in the amount of the Tranche A Commitment. Upon funding the Tranche A Loan, the Tranche A Commitment shall terminate and the Bank shall have no obligation to make further advances thereunder.

           (b) The Bank hereby agrees, on the terms and conditions set forth herein, to make the Tranche B Loan to the Borrower on the Closing Date or within 1 year thereafter upon receipt of a Notice of Borrowing from the Borrower, in an amount equal to the lesser of (i) the Tranche B Commitment, or (ii) so much of the Tranche B Commitment as is required to repay the indebtedness of the Borrower to Fuqua Enterprises, Inc. in its entirety (the proceeds of which will, in turn, be used by Fuqua Enterprises, Inc. to repay any and all indebtedness, liabilities and obligations of Fuqua Enterprises, Inc. to INTERREDIC). If the Borrower fails to deliver a Notice of Borrowing requesting that the Tranche B Loan be made on the Closing Date or within 1 year after the Closing Date, the Tranche B Commitment shall terminate and the Bank shall have no obligation to make an advance thereunder. Upon funding of the Tranche B Loan (in an amount equal to or less than the Tranche B Commitment), the Tranche B Commitment shall terminate and the Bank shall have no obligation to make further advances thereunder.

           SECTION 2.02. Method of Borrowing Tranche B Loan. The Borrower shall give the Bank notice in the form attached hereto as Exhibit H (a "Notice of Borrowing") prior to 11:00 A.M. (Atlanta, Georgia time) at least 1 Business Day before the date on which the Borrower wishes

A#0004945.01
                                13
the Tranche B Loan to be made, specifying the principal amount of and the date on which such Tranche B Loan shall be made, which date shall be a Business Day.

           SECTION 2.03. Notes. (a) The Tranche A Loan shall be evidenced by a Tranche A Note payable to the order of the Bank for the account of its Lending Office in an amount equal to the original principal amount of the Tranche A Commitment and the Tranche B Loan shall be evidenced by a Tranche B Note payable to the order of the Bank for the account of its Lending Office in an amount equal to the original principal amount of the Tranche B Commitment.

           (b) The Bank shall record, and prior to any transfer of its Notes shall endorse on the schedule forming a part thereof appropriate notations to evidence, the date, amount and maturity of each Loan made by it, the date and amount of each payment of principal made by the Borrower with respect thereto and such schedule shall constitute rebuttable presumptive evidence of the principal amount owing and unpaid on the Bank's Notes; provided that the failure of the Bank to make, or any error in making, any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Notes or the ability of the Bank to assign its Notes. The Bank is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.

           SECTION 2.04. Repayment of the Loans. Unless due sooner pursuant to the provisions of Article 6, the aggregate principal amount of the Tranche A Loan shall be due and payable and shall be repaid by the Borrower in eighteen
(18) installments (including the amount payable on the Tranche A Maturity Date) in the amounts, and on the dates, set forth below:

           Payment Date             Amount of Installment

           June 30, 1996                  $1,000,000
           December 31, 1996              $1,000,000
           March 31, 1997                 $1,000,000
           June 30, 1997                  $1,000,000
           September 30, 1997             $1,000,000
           December 31, 1997              $1,000,000
           March 31, 1998                 $1,000,000
           June 30, 1998                  $1,000,000
           September 30, 1998             $1,000,000
           December 31, 1998              $1,000,000
           March 31, 1999                 $1,000,000
           June 30, 1999                  $1,000,000
           September 30, 1999             $1,000,000
           December 31, 1999              $1,000,000
           March 31, 2000                 $1,000,000
           June 30, 2000                  $1,000,000
           September 30, 2000             $1,000,000



A#0004945.01
                                14

           The entire unpaid principal of, and all accrued and unpaid interest on the Tranche A Loan, if not sooner paid, shall be due and payable in full on the Tranche A Maturity Date.

           (b) Unless due sooner pursuant to the provisions of Article 6, the entire unpaid principal of, and all accrued and unpaid interest on the Tranche B Loan shall be due and payable on the Tranche B Maturity Date. On the first anniversary of the Closing Date, the Bank shall have the option (without any obligation whatsoever so to do) of extending the Tranche B Maturity Date for a period of one calendar month. If the Bank exercises its option to extend the Tranche B Maturity Date, the Tranche B Maturity Date shall thereafter be automatically extended for successive additional periods of one calendar month each until the earlier of (i) the date of the thirteenth month corresponding to and following the date on which the Bank notifies the Borrower that the Bank wishes to terminate the extension of the Tranche B Maturity Date; or (ii) the Tranche A Maturity Date. The Bank may determine to extend the Tranche B Maturity Date in its sole discretion and no course of dealing or other circumstances shall require the Bank to extend the Tranche B Maturity Date.

           SECTION 2.05. Interest Rates. (a) The Tranche A Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Tranche A Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable in arrears on each March 31, June 30, September 30 and December 31. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on the Tranche A Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

           (b) The Tranche B Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Tranche B Loan is made until it becomes due, at a rate per annum equal to the sum of the Base Rate for such day plus .50%; provided however, that if the Borrower repays the outstanding principal balance of the Tranche A Loan in an amount equal to or greater than $4,000,000 on or before January 31, 1997, the Tranche B Loan shall bear interest on the outstanding principal amount thereof, for each day from February 1, 1997 until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable in arrears on each March 31, June 30, September 30, and December 31. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on the Tranche B Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

           (c) The Bank shall determine the interest rate applicable to the Loans hereunder. The Bank shall give prompt notice to the Borrower by telecopy of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

           (d) After the occurrence and during the continuance of a Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Bank, bear interest at the Default Rate.

           SECTION 2.06. Fees. On the Closing Date, the Borrower shall pay to the Bank a commitment fee equal to $75,000.00.


A#0004945.01
                                15

           SECTION 2.07. Optional Prepayments. The Borrower may, upon at least 1 Business Day's notice to the Bank, prepay the Loans in whole at any time, or from time to time in part in amounts aggregating at least $500,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Prepayments made on or before January 31, 1997 shall be applied first to installments due (including the final installment due on the Tranche A Maturity Date) with respect to the Tranche A Loan, in the inverse order of their maturity, and then, to the extent necessary to the Tranche B Loan. Prepayments made on or after February 1, 1997 shall be applied first to installments due (including the final installment due on the Tranche A Maturity
Date) with respect to the Tranche A Loan, in the order of their maturity, and then, to the extent necessary to the Tranche B Loan.

           SECTION 2.08. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Bank's Loans and of fees hereunder, not later than 11:00 A.M. (Atlanta, Georgia time) on the date when due, in Federal or other funds immediately available at the place where payment is due, to the Bank at its address set forth on the signature pages hereof.

           (b) Whenever any payment of principal of, or interest on, the Loans or of fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

           (c) All payments of principal, interest and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case of the Bank, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which the Bank is organized or any political subdivision thereof and, in the case of the Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of the Bank's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that the Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to the Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to the Bank additional amounts as may be necessary in order that the amount received by the Bank after the required withholding or other payment shall equal the amount the Bank would have received had no such withholding or other payment been made. If no withholding or deduction of Taxes are payable in respect of any Loan or fee relating thereto, the Borrower shall furnish the Bank, at the Bank's request, a certificate from each applicable taxing authority or an opinion of counsel acceptable to the Bank, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If the Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel of exemption, the Borrower hereby agrees to compensate the Bank for, and indemnify it with respect to, the tax consequences of the Borrower's failure to provide evidence of tax payments or tax exemption.

A#0004945.01
                                16

           In the event the Bank receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.08, it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided, however, it at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

           Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.08 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions (i) shall be made based upon the circumstances of such Participant, Assignee or other Transferee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

           SECTION 2.09. Computation of Interest. Interest on the Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).


                            ARTICLE III

                     CONDITIONS TO BORROWINGS

           SECTION 3.01. Conditions to Funding on Closing Date. The obligation of the Bank to make the Tranche A Loan on the Closing Date is subject to the following conditions and the obligation of the Bank to make the Tranche B Loan is subject to the satisfaction of the conditions set forth in Section 3.02 and the following conditions:

           (a) receipt by the Bank from the Borrower of a duly executed counterpart of this Agreement signed by the Borrower;

           (b) receipt by the Bank of a duly executed Tranche A Note and a duly executed Tranche B Note for the account of the Bank complying with the provisions of Section 2.03;

           (c) receipt by the Bank of an opinion (together with any opinions of local counsel relied on therein) of Heyman & Sizemore, counsel for the Borrower, dated as of the Closing Date, substantially in the form of Exhibit C hereto and covering such additional matters relating to the transactions contemplated hereby as the Bank may reasonably request;

           (d) receipt by the Bank of a certificate (the "Closing Certificate"), dated the Closing Date, substantially in the form of Exhibit D hereto, signed by a principal financial officer of the Borrower, to the effect that (i) no Default has occurred and is continuing on the Closing Date and
      (ii) the  representations  and  warranties  of the  Borrower  contained in
      Article IV are true on and as of the Closing Date;

           (e) receipt by the Bank of all documents which the Bank may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement, the Notes, and any other matters relevant hereto, all in form and substance

A#0004945.01
                                17
      satisfactory to the Bank, including without limitation a certificate of incumbency from the Borrower (the "Officer's Certificate"), signed by the Secretary or an Assistant Secretary of the Borrower substantially in the form of Exhibit E hereto, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower authorized to execute and deliver the Loan Documents to which it is a party, and certified copies of the following items with respect to the Borrower: (i) Certificate of Incorporation, (ii) Bylaws, (iii) a certificate of the Secretary of State of the state of organization of the Borrower as to the good standing of the Borrower as a corporation organized under the laws of such state, and (iv) the action taken by the Boards of Directors of the Borrower authorizing the Borrower's execution, delivery and performance of the Loan Documents to which it is a party;

           (f) receipt by the Bank of the Pledge Agreement and UCC Financing Statements in form and substance satisfactory to the Bank in its sole discretion, duly executed by the Borrower, granting to the Bank a first priority security interest in the stock or other equity interests held by the Borrower in all Subsidiaries of the Borrower (excluding the shares of stock of Leath Furniture, Inc.), and receipt of any stock certificates or evidence of the registration of the Bank's security interest in the corporate records of such Subsidiaries all as required by the Pledge Agreement;

           (g) receipt by the Bank of the Subordination Agreement in form and substance satisfactory to the Bank in its sole discretion, duly executed by each of the parties thereto;

           (h) receipt by the Bank of the Debt Conversion Memorandum in form and substance satisfactory to the Bank in its sole discretion;

           (i) receipt by the Bank from each Insurance Subsidiary of a certificate signed by the Chief Actuary or Chief Financial Officer of such Insurance Subsidiary to the effect that the reserves of such Insurance Subsidiary are adequate under statutory accounting principles and the applicable laws of the state under the laws of which such Insurance Subsidiary was organized or incorporated as of December 31, 1994; and

           (j) such other items as the Bank or its counsel may reasonably request.

           SECTION 3.02. Other Conditions to Funding Tranche B Loan. The obligation of the Bank to make the Tranche B Loan is subject to the satisfaction of the following additional conditions:

           (a)  receipt by the Bank of Notice of Borrowing as required by
      Section 2.02;

           (b) the fact that, immediately before and after the funding of the Tranche B Loan, no Default shall have occurred and be continuing; and

           (c) the fact that the representations and warranties of the Borrower contained in Article IV of this Agreement shall be true on and as of the date of funding of the Tranche B Loan.



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                                18

The funding of the Tranche B Loan shall be deemed to be a representation and warranty by the Borrower on the date of such funding as to the truth and accuracy of the facts specified in clauses (b) and (c) of this Section.

                            ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES

           The Borrower represents and warrants that:

           SECTION 4.01. Corporate Existence and Power. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

           SECTION 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement, the Notes and the other Loan Documents (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, except that the Borrower's execution and delivery of the Pledge Agreement requires the approval of the Georgia Department of Insurance which approval has been obtained, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

           SECTION 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower enforceable in accordance with its terms, and the Notes and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

           SECTION 4.04. Financial Information. (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 1994 and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Ernst & Young, copies of which have been delivered to the Bank, and the unaudited consolidated financial statements of the Borrower for the interim period ended September 30, 1995, copies of which have been delivered to the Bank, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.


A#0004945.01
                                19

           (b) The consolidated balance sheet of American Southern Insurance Company and its Consolidated Subsidiaries as of December 31, 1994 and the related consolidated statements of income, shareholders' equity and cash flows for the fiscal year of American Southern Insurance Company and its Consolidated Subsidiaries then ended, reported on by Ernst & Young, copies of which have been delivered to the Bank, and the unaudited consolidated financial statements of American Southern Insurance Company for the interim period ending September 30, 1995, copies of which have been delivered to the Bank, fairly present, in conformity with GAAP, the consolidated financial position of American Southern Insurance Company and its Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.

           (c) The Annual Statements of the Insurance Subsidiaries together with supplemental schedules thereto, dated as of December 31, 1994, and the Quarterly Statements of the Insurance Subsidiaries together with supplemental schedules thereto, dated as of September 30, 1995, copies of which have been delivered to the Bank, fairly present the respective financial positions of the Insurance Subsidiaries as of such dates.

           (d) Since September 30, 1995 there has been no event, act, condition or occurrence having a Material Adverse Effect.

           SECTION 4.05. Litigation. There is no action, suit or proceeding pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could have a Material Adverse Effect or which in any manner draws into question the validity or enforceability of, or could impair the ability of the Borrower to perform its obligations under, this Agreement, the Notes or any of the other Loan Documents.

           SECTION 4.06. Compliance with ERISA. (a) The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

           (b) Neither the Borrower nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.

           SECTION 4.07. Taxes. There have been filed on behalf of the Borrower and its Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower or any Subsidiary have been paid. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate. United States income tax returns of the Borrower and its Subsidiaries have been examined and closed through the Fiscal Year ended December 31, 1983.

           SECTION 4.08.  Subsidiaries.
          (a) Each of the Borrower's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its

A#0004945.01
                                20
jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, uthorizations, consents and approvals required to carry on its business as now conducted.

           (b)  The  Borrower  has  no  Insurance   Subsidiaries   except  those
Subsidiaries listed on Schedule 4.08A, which accurately sets forth each such Insurance Subsidiary's complete name and jurisdiction of incorporation.

           (c) Schedule 4.08B accurately sets forth the complete name of each Subsidiary of the Borrower which is not an Insurance Subsidiary, as well as its jurisdiction of incorporation.

           SECTION 4.09. Not an Investment Company. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

           SECTION 4.10 Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

           SECTION 4.11. Ownership of Property; Liens. Each of the Borrower and its Consolidated Subsidiaries has title to its properties sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in Section 5.09.

           SECTION 4.12. No Default. Neither the Borrower nor any of its Consolidated Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

           SECTION 4.13. Full Disclosure. All information heretofore furnished by the Borrower to the Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Bank will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Borrower has disclosed to the Bank in writing any and all facts which could have or cause a Material Adverse Effect.

           SECTION 4.14. Environmental Matters. (a) Neither the Borrower nor any Subsidiary is subject to any Environmental Liability which could have or cause a Material Adverse Effect and neither the Borrower nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA. None of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. ss. 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

           (b) No Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or

A#0004945.01
                                21
under the Properties, or, to the best of the knowledge of the Borrower, at or from any adjacent site or facility, except for Hazardous Materials, such as cleaning solvents, pesticides and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, and managed or otherwise handled in minimal amounts in the ordinary course of business in compliance with all applicable Environmental Requirements.

           (c) The Borrower, and each of its Subsidiaries and Affiliates, has procured all Environmental Authorizations necessary for the conduct of its business, and is in compliance with all Environmental Requirements in connection with the operation of the Properties and the Borrower's, and each of its Subsidiary's and Affiliate's, respective businesses.

           SECTION 4.15. Compliance with Laws. The Borrower and each Subsidiary is in compliance with all applicable laws, including, without limitation, all Environmental Laws, except where any failure to comply with any such laws would not, alone or in the aggregate, have a Material Adverse Effect.

           SECTION 4.16. Capital Stock. All Capital Stock, debentures, bonds, notes and all other securities of the Borrower and its Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws. The issued shares of Capital Stock of the Borrower's Wholly Owned Subsidiaries are owned by the Borrower free and clear of any Lien or adverse claim. At least a majority of the issued shares of capital stock of each of the Borrower's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Borrower free and clear of any Lien or adverse claim.

           SECTION 4.17. Margin Stock. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X.

           SECTION 4.18. Insolvency. After giving effect to the execution and delivery of the Loan Documents and the making of the Loans under this Agreement, the Borrower will not be "insolvent," within the meaning of such term as used in O.C.G.A. ss. 18-2-22 or as defined in ss. 101 of Title 11 of the United States Code or Section 2 of the Uniform Fraudulent Transfer Act, or any other applicable state law pertaining to fraudulent transfers, as each may be amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.

           SECTION 4.19. Shareholder Debt. The amount, maturity, amortization schedule, interest rate and holder of all Shareholder Debt is accurately set forth on Schedule 4.19.



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                                22

                             ARTICLE V

                             COVENANTS

           The Borrower agrees that, so long as the Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

           SECTION 5.01.  Information.  The Borrower will deliver to the Bank:

           (a) (i) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by Ernst & Young or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications not acceptable to the Bank, and (ii) as soon as available and in any event within 60 days after the end of each fiscal year of each Insurance Subsidiary, a copy of the Annual Statement of each such Insurance Subsidiary, together with all supplemental schedules thereto, as of the end of such Fiscal Year, all prepared in accordance with statutory accounting principles;

           (b) (i) as soon as available and in any event within 45 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Borrower, and (ii) as soon as available and in any event within 45 days after the end of each fiscal quarter of each fiscal year of each Insurance
      Subsidiary, a copy of the Quarterly Statement of each such Insurance Subsidiary, together with all supplement schedules thereto, as of the end of such fiscal quarter, all prepared in accordance with statutory accounting principles;

           (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate, substantially in the form of Exhibit F (a "Compliance Certificate"), of the chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.03 through 5.07, inclusive, 5.09, 5.24, 5.25 and 5.27 on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

           (d) simultaneously with the delivery of each set of annual financial statements referred to in clause (a) above, a statement of the firm of independent public accountants

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                                23
      which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Default existed on the date of such financial statements;

           (e) within 5 Domestic Business Days after the Borrower becomes aware of the occurrence of any Default, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

           (f) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

           (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

           (h) if and when the  Borrower or any member of the  Controlled  Group
      (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC;
      (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

           (i) promptly after the Borrower knows of the commencement thereof, notice of any litigation, dispute or proceeding involving a claim against the Borrower and/or any Subsidiary for $100,000 or more in excess of amounts covered in full by applicable insurance;

           (j) promptly after the Borrower knows of the commencement or threat thereof, notice of any Forfeiture Proceeding;

           (k) as soon as available, a copy of any and all reports, conclusions, recommendations, observations, summaries and written materials prepared by or for the Georgia Department of Insurance in connection with the audit and review of the Borrower and its Subsidiaries scheduled to be conducted by the Georgia Department of Insurance during the First Quarter of 1996; and

           (l) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Bank may reasonably request.

           SECTION 5.02. Inspection of Property, Books and Records. The Borrower will (i) keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP (or, in the case of Insurance Subsidiaries, statutory

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                                24
accounting principles) shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and will cause each Subsidiary to permit, representatives of the Bank at the Bank's expense prior to the occurrence of an Event of Default and at the Borrower's expense after the occurrence of an Event of Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Borrower agrees to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired.

           SECTION 5.03. Ratio of Funded Debt to Consolidated Total Capitalization. The ratio of Funded Debt to Consolidated Total Capitalization will not at any time exceed (i) for the period from and including the date of the Debt Conversion to and including December 31, 1996, 65%; (ii) for the period from and including January 1, 1997 to and including December 31, 1997, 55%; and
(iii) for any period on or after January 1, 1998, 45%.

           SECTION 5.04. Restricted Payments. The Borrower will not declare or make any Restricted Payment during any Fiscal Year; provided that: (1) the Borrower may redeem shares of the Borrower's capital stock for the purpose of satisfying the Borrower's obligations under its 401K plan and stock options provided by the Borrower to its executive officers, in the ordinary course of business and consistently with practices existing on the Closing Date; (2) the total number of shares of the Borrower's capital stock redeemed pursuant to the preceding subsection (1) shall not exceed five hundred thousand in the aggregate in any Fiscal Year; and (3) the aggregate amount expended by the Borrower in connection with the redemptions made pursuant to the preceding subsection (1) shall not exceed $1,000,000 in the aggregate in any Fiscal Year.

           SECTION 5.05. Ratio of Cash Flow to Debt Service. At the end of each Fiscal Quarter, the ratio of Cash Flow for the Applicable Period to Debt Service for the Applicable Period, shall not have been less than (i) for each Fiscal Quarter commencing with the first Fiscal Quarter ending after the date on which the Debt Conversion is effective and each subsequent Fiscal Quarter ending prior to or on December 31, 1996, 1.0 to 1.0; (ii) for each Fiscal Quarter ending on or after January 1, 1997 and prior to or on December 31, 1997, 1.05 to 1.00;
(iii) for each Fiscal Quarter ending on or after January 1, 1998 and prior to or on December 31, 1998, 1.10 to 1.00; and (iv) for each Fiscal Quarter ending on or after January 1, 1999, 1.15 to 1.00. As used in this Section 5.05, "Applicable Period" means: (i) for calculations made with respect to Fiscal Quarters ending prior to or on December 31, 1996, the period commencing on January 1, 1996 and ending on the last day of such Fiscal Quarter; and (ii) for calculations made with respect to Fiscal Quarters ending after December 31, 1996, the immediately preceding 12 months ending on the last day of such Fiscal Quarter.

           SECTION 5.06. Capital Expenditures. Capital Expenditures will not exceed in the aggregate in any Fiscal Year the sum of $5,000,000.00; provided that after giving effect to the incurrence of any Capital Expenditures permitted by this Section, no Default shall have occurred and be continuing.

           SECTION 5.07. Loans or Advances. Neither the Borrower nor any of its Subsidiaries shall make loans or advances to any Person except: (i) advances made to insurance

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



agents of the Borrower's Subsidiaries, with respect to such agent's commissions, made in the ordinary course of business and consistently with practices existing on the Closing Date; and (ii) deposits required by government agencies or public utilities; provided that after giving effect to the making of any loans, advances or deposits permitted by clause (i) or (ii) of this Section, no Default shall have occurred and be continuing.

           SECTION 5.08. Investments. Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except as permitted by Section
5.07 and except Investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Bank, (iii) commercial paper rated A-1 or the equivalent thereof by Standard & Poor's Corporation or P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition and/or (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc.; provided, however, that this Section 5.08 shall not prohibit Investments made in the ordinary course of business involving the investment portfolio of any Insurance Subsidiary.

           SECTION  5.09.   Negative  Pledge.   Neither  the  Borrower  nor  any
Consolidated Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except any Lien on Margin Stock.

           SECTION 5.10. Maintenance of Existence. The Borrower shall, and shall cause each Subsidiary to (a) maintain its corporate existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained; and (b) preserve, renew and keep in full force and effect their respective rights, privileges, licenses (including, without limitation, insurance licenses) and franchises necessary or desirable in the normal conduct of business.

           SECTION 5.11. Dissolution. Neither the Borrower nor any of its Subsidiaries shall suffer or permit dissolution or liquidation either in whole or in part or redeem or retire any shares of its own stock or that of any Subsidiary, except through corporate reorganization to the extent permitted by
Section 5.12.

           SECTION 5.12. Consolidations, Mergers and Sales of Assets. (a) The Borrower will not, nor will it permit any Subsidiary to, consolidate or merge with or into any other Person, provided that:

           (i) the Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states,
(ii) the Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing; and

           (ii) Subsidiaries of the Borrower may merge with one another.


A#0004945.01
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



           (b) The Borrower will not, and will not permit any Subsidiary to, sell, lease, transfer, or otherwise dispose of in any one transaction or series of transactions (excluding sales in the ordinary course of business of investment securities that are part of a Subsidiary's investment portfolio) any assets, if the Book Value of such assets when aggregated with the Book Value of all assets sold, leased, transferred or otherwise disposed of after the Closing Date exceeds 10% of Consolidated Total Assets of the Borrower and its Consolidated Subsidiaries as of the last day of the Fiscal Quarter immediately preceding the date of such sale, lease, transfer or other disposition without the prior written consent of the Bank (which consent shall not be unreasonably withheld).

           SECTION 5.13. Use of Proceeds. (a) No portion of the proceeds of the Loans will be used by the Borrower or any Subsidiary (i) in connection with any tender offer for, or other acquisition of (except as permitted in Section 5.13(b)), stock of any corporation with a view toward obtaining control of such other corporation, (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any applicable law or regulation.

           (b) The proceeds of the Tranche A Loan shall be used solely to acquire American Southern Insurance Company. The proceeds of the Tranche B Loan shall be used solely to repay, in its entirety, all indebtedness of the Borrower to Fuqua Enterprises, Inc. (the proceeds of such payment will, in turn, be used by Fuqua Enterprises, Inc. to repay any and all indebtedness, liabilities and obligations of Fuqua Enterprises, Inc. to INTERREDIC).

           SECTION 5.14. Compliance with Laws; Payment of Taxes. The Borrower will, and will cause each of its Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued. The Borrower will, and will cause each of its Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of the Borrower or any Subsidiary, except liabilities being contested in good faith by appropriate proceedings diligently pursued and against which, if requested by the Bank, the Borrower shall have set up reserves in accordance with GAAP.

           SECTION 5.15. Insurance. The Borrower will maintain, and will cause each of its Subsidiaries to maintain (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its Property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

           SECTION 5.16. Change in Fiscal Year. The Borrower will not change its Fiscal Year without the consent of the Bank.

           SECTION 5.17. Maintenance of Property. The Borrower shall, and shall cause each Subsidiary to, maintain all of its properties and assets in good condition, repair and working order, ordinary wear and tear excepted.


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



           SECTION 5.18. Environmental Notices. The Borrower shall furnish to the Bank prompt written notice of all Environmental Liabilities, pending, threatened or anticipated Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting the Properties or any adjacent property, and all facts, events, or conditions that could lead to any of the foregoing.

           SECTION 5.19. Environmental Matters. The Borrower and its Subsidiaries will not, and will not permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials such as cleaning solvents, pesticides and other similar materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed or otherwise handled in minimal amounts in the ordinary course of business in compliance with all applicable Environmental Requirements.

           SECTION 5.20. Environmental Release. The Borrower agrees that upon the occurrence of an Environmental Release at or on any of the Properties it will act immediately to investigate the extent of, and to take appropriate remedial action to eliminate, such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority.

           SECTION 5.21 Additional Covenants, Etc. In the event that at any time this Agreement is in effect or any Note remains unpaid the Borrower shall enter into any agreement, guarantee, indenture or other instrument governing, relating to, providing for commitments to advance, guaranteeing, providing for security interests or liens to secure, or otherwise affording any credit support or credit enhancement for, any Financing or to amend any terms and conditions applicable to any Financing, which agreement, guarantee, indenture or other instrument includes covenants, warranties, representations, defaults or events of default (or any other type of restriction which would have the practical effect of any of the foregoing, including, without limitation, any "put" or mandatory prepayment of such debt) or other terms or conditions or provides for security interests, liens or guarantees, credit support or credit enhancement (whether provided by the Borrower or any other Person) not substantially as, or in addition to those, provided in this Agreement or any other Loan Document, or more favorable to the lender or other counterparty thereunder than those provided in this Agreement or any other Loan Document, the Borrower shall promptly so notify the Bank. Thereupon, if the Bank shall request by written notice to the Borrower, the Borrower and the Bank shall enter into an amendment to this Agreement and if requested by the Bank, the Borrower shall cause any Person providing such other guarantees, credit support or credit enhancement to deliver such documentation as the Bank may reasonably request, all providing for substantially the same such covenants, warranties, representations, defaults or events of default, security interests, liens or other guarantees, credit support or credit enhancement (in which the Bank shall participate on a pari passu basis with such other lender), or other terms or conditions as those provided for in such agreement, guarantee, indenture or other instrument, to the extent required and as may be selected by the Bank, such amendment and other documentation to remain in effect, unless otherwise specified in writing by the Bank, for the entire duration of the stated term to maturity of such Financing (to and including the date to which the same may be extended at the Borrower's option), notwithstanding that such Financing might be earlier terminated by prepayment, refinancing, acceleration or otherwise, provided that if any such agreement, guarantee, indenture or other instrument shall be modified, supplemented, amended or restated so as to modify, amend or eliminate

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                                28
from such agreement, guarantee, indenture or other instrument any such covenant, warranty, representation, default or event of default, security interest, lien, or other credit support or enhancement or other term or condition so made a part of this Agreement, then unless required by the Bank pursuant to this Section, such modification, supplement or amendment shall not operate to modify, amend or eliminate such covenant, warranty, representation, default or event of default, security interest, lien or other credit support or enhancement or other term or condition as so made a part of this Agreement.

           SECTION 5.22. Transactions with Affiliates. Neither the Borrower nor any of its Subsidiaries shall enter into, or be a party to, any transaction with any Affiliate of the Borrower or such Subsidiary (which Affiliate is not the Borrower or a Subsidiary), except as permitted by law and in the ordinary course of business and pursuant to reasonable terms which are fully disclosed to the Bank, and are no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate.

           SECTION 5.23. Modification of Shareholder Debt. The Borrower will not amend or modify the scheduled maturity, pricing or amortization of the Shareholder Debt.

           SECTION 5.24. Maintenance of Authorized Control Level Risk-Based Capital. The Borrower shall maintain, or cause to be maintained, at all times the Authorized Control Level Risk-Based Capital for each Insurance Subsidiary in an amount equal to or greater than 400% of the Authorized Control Level Risk-Based Capital for such Insurance Subsidiary.

           SECTION 5.25. Maintenance of Statutory Surplus. The Borrower shall maintain or cause to be maintained at all times the Statutory Surplus of each of its Insurance Subsidiaries in an amount equal to or greater than the sum of (i) the Statutory Surplus required under applicable law for such Insurance Subsidiary, plus (ii) $1,000,000.

           SECTION 5.26. Limitation on Debt. The Borrower shall not, nor shall it permit any Subsidiary to, create, incur or permit to exist at any time any Debt (other than Debt arising under this Agreement) without the prior written consent of the Bank, except:

           (a) Debt in existence on the Closing Date and more particularly described on Schedule 5.26 attached hereto, together with any extension or renewal of such Debt, if the payment terms and interest applicable to such Debt as extended or renewed are at least as favorable to the Borrower or such Subsidiary, as the case may be, as the payment terms and interest rate applicable to such Debt on the date of extension or renewal thereof;

           (b) Trade indebtedness incurred in the ordinary course of business;

           (c) The Borrower may enter into a transaction or series of transactions pursuant to which the Borrower sells and leases back computer equipment provided that the total aggregate Debt incurred by the Borrower in such transaction or transactions shall not exceed $2,000,000; and

           (d) Leath Furniture, Inc. may incur Debt provided that: (1) the aggregate outstanding principal amount of such Debt permitted under this Section 5.26(d) shall not at any time exceed

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                                29

$5,000,000; (2) the proceeds of such Debt shall be used by Leath Furniture, Inc. to finance capital expenditures of Leath Furniture, Inc.; and (3) such Debt shall be subordinated pursuant to a subordination agreement in form and content satisfactory to the Bank providing that the holder of such Debt shall not ask, demand, sue for, set off, accept or receive any payment of all or any part of such Debt after the occurrence of a Default or Event of Default hereunder.

           SECTION 5.27. Minimum Investment in NAIC Rated Bonds; Maximum Investment in Investment Properties. The Borrower will not permit American Southern Insurance Company at any time to permit: (i) the Aggregate Value of NAIC Rated Bonds to be less than 70% of the Aggregate Value of Total Investments; or (ii) the aggregate value of Investment Properties to exceed 5% of the Aggregate Value of Total Investments.

           SECTION 5.28. Debt Conversion Documents. No less than 30 days prior to the Debt Conversion, the Borrower shall deliver to the Bank complete and accurate copies of the Debt Conversion Documents.


                            ARTICLE VI

                             DEFAULTS

           SECTION 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

           (a) the Borrower shall fail to pay when due any principal of any Loan or shall fail to pay any interest on any Loan within five Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within five Business Days after such fee or other amount becomes due; or

           (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.02(ii), 5.03 to 5.13, inclusive, Section 5.16,
      Section 5.21 or Sections 5.24 to 5.28, inclusive; or

           (c) the Borrower shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by clause (a) or (b) above or clause (n) or (o) below) for thirty days after the earlier of (i) the first day on which the Borrower has knowledge of such failure or (ii) written notice thereof has been given to the Borrower by the Bank; or

           (d) any representation, warranty, certification or statement made or deemed made by the Borrower in Article IV of this Agreement, the Loan
      Documents or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or


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                                30

           (e) the Borrower or any Subsidiary shall fail to make any payment in respect of Debt outstanding in an aggregate amount equal to or in excess of $1,000,000 (other than the Notes) when due or within any applicable grace period; or

           (f) any event or condition shall occur which results in the acceleration of the maturity of Debt outstanding in an aggregate amount equal to or in excess of $1,000,000 of the Borrower or any Subsidiary or the mandatory prepayment or purchase of such Debt by the Borrower (or its designee) or such Subsidiary (or its designee) prior to the scheduled maturity thereof, or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or any Person acting on such holders' behalf to accelerate the maturity thereof or require the mandatory prepayment or purchase thereof prior to the scheduled maturity thereof, without regard to whether such holders or other Person shall have exercised or waived their right to do so; or

           (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

           (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

           (i) the Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or the Borrower or any other member of the Controlled Group shall enter into, contribute or be obligated to contribute to, terminate or incur any withdrawal liability with respect to, a Multiemployer Plan; or

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                                31

           (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $500,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

           (k) a federal  tax lien shall be filed  against  the  Borrower  under
      Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower or any Subsidiary under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

           (l) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of the voting stock of the Borrower; or (ii) as of any date a majority of the Board of Directors of the Borrower consists of individuals who were not either (A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause
      (A), or (C) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B); or

           (m) the occurrence of any event, act or condition which the Bank determines either does or has a reasonable probability of causing a Material Adverse Effect; or

           (n) any party thereto shall fail to observe or perform any of its obligation under the Subordination Agreement, the Subordination Agreement shall cease to be in full force and effect, or any party thereto (or any Person acting on their behalf) shall deny or disaffirm its obligations under the Subordination Agreement; or

           (o) the Borrower shall fail to observe or perform any obligation under the Pledge Agreement or the Bank shall cease to have a first priority perfected security interest in the Collateral (as defined in the Pledge Agreement); or

           (p) the Debt Conversion does not occur upon terms and conditions satisfactory to the Bank in its sole discretion on or before that date which is 90 days after the Closing Date; or

           (q) Atlantic American Life Insurance Company, Georgia Casualty & Surety Company or Bankers Fidelity Life Insurance Company shall fail to maintain an AM Best rating of "B-" or better, or American Southern Insurance Company or any Subsidiary of American Southern Insurance Company shall fail to maintain an AM Best rating of "A-" or better; or

           (r) the Borrower shall at any time or times and for any reason cease to own (either directly or indirectly through a Wholly Owned Subsidiary) at least 80% of the Capital Stock and other ownership interests of each of American Southern Insurance Company, Atlantic American Life Insurance Company, Georgia Casualty & Surety Company and Bankers Fidelity Life Insurance Company; or

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                                32

           (s) J. Mack Robinson shall cease to be the Chairman of the Board of Directors of the Borrower, or Hilton H. Howell, Jr. shall cease to be the Chief Executive Officer and President of the Borrower, or if any two of the following individuals shall cease to hold the following positions with American Southern Insurance Company: Roy Steele Thompson, Jr.(Chairman of the Board), Calvin Lee Wall (Vice Chairman and Chief Executive Officer), or Scott Gallatin Thompson (President); or

           (t) either (i) any Forfeiture Proceeding shall have been commenced or the Borrower shall have given the Bank written notice of the commencement or threatened commencement of any Forfeiture Proceeding as provided in
      Section 5.01(j); or (ii) the Bank has a good faith basis to believe that a Forfeiture Proceeding has been threatened or commenced; or

           (u) the Borrower has not fully consummated the acquisition of 100% of the issued and outstanding capital stock of American Southern Insurance Company on or before January 1, 1996;

then, and in every such event, the Bank may (i) terminate the Tranche B Commitment (if the Tranche B Loan has not yet been funded) and it shall thereupon terminate, and (ii) by notice to the Borrower declare the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents to be, and the Notes (together will all accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that if any Event of Default specified in clause (g) or (h) above occurs with respect to the Borrower or any Subsidiary, without any notice to the Borrower or any other act by the Bank, the Tranche B Commitment (if the Tranche B Loan has not yet been funded) shall thereupon automatically terminate and the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan
Documents shall automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Notwithstanding the foregoing, the Bank shall have available to it all other remedies at law or equity.



                           ARTICLE VIII

                           MISCELLANEOUS

           SECTION 7.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party at its address or telecopy number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective
(i) if given by telecopier, when such telecopy is transmitted to the telecopy number specified in this Section and the telecopy machine used by the sender provides a written confirmation that such telecopy has been so transmitted or receipt of such telecopy transmission is otherwise confirmed, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid,

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addressed as aforesaid, and (iii) if given by any other means, when delivered at the address  specified in this Section;  provided that notices to the Bank under
Article II shall not be effective until received.

           SECTION 7.02. No Waivers. No failure or delay by the Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

           SECTION 7.03. Expenses; Documentary Taxes; Indemnification; Increased Cost and Reduced Return. (a) The Borrower shall pay (i) all out-of-pocket expenses of the Bank, including fees and disbursements of counsel for the Bank, in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and (ii) if a Default occurs, all out-of-pocket expenses incurred by the Bank, including fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents.

           (b) The Borrower shall indemnify the Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

           (c) The Borrower shall indemnify the Bank and each Affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any extension of credit by the Bank hereunder or breach by the Borrower of this Agreement or any other Loan Document or from investigation, litigation (including, without limitation, any actions taken by the Bank to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Bank, and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any expenses (including, without limitation, legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified.

           (d) If the Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any existing or future law, rule or regulation, or any change in the interpretation or administration thereof, or compliance by the Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on the Bank's capital as a consequence of its obligations hereunder to a level below that which the Bank could have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time, within 15 days after demand by the Bank, the Borrower shall pay to

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the Bank such additional  amount or amounts as will compensate the Bank for such reduction. The Bank will promptly notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle the Bank to compensation pursuant to this paragraph and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgement of the Bank, be otherwise disadvantageous to the Bank. A certificate of the Bank claiming compensation under this paragraph and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Bank may use any reasonable averaging and attribution methods. The provisions of this Section 7.03(d) shall be applicable with respect to any Participant, Assignee or other Transferee, and any
calculations   required  by  such  provisions  shall  be  made  based  upon  the circumstances of such Participant, Assignee or other Transferee.

           SECTION  7.04.   CONSEQUENTIAL   DAMAGES.   THE  BANK  SHALL  NOT  BE
RESPONSIBLE OR LIABLE TO THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

           SECTION 7.05. Setoffs. (a) The Borrower hereby grants to the Bank, as security for the full and punctual payment and performance of the obligations of the Borrower under this Agreement, a continuing lien on and security interest in all deposits and other sums credited by or due from the Bank to the Borrower or subject to withdrawal by the Borrower; and regardless of the adequacy of any collateral or other means of obtaining repayment of such obligations, the Bank may at any time upon or after the occurrence of any Event of Default, and without notice to the Borrower, set off the whole or any portion or portions of any or all such deposits and other sums against such obligations, whether or not any other Person or Persons could also withdraw money therefrom.

           (b) The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

           SECTION 7.06. Amendments and Waivers. Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Bank.

           SECTION 7.07. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights under this Agreement.

           (b) The Bank may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to the Bank, any Note held by the Bank, any Commitment hereunder or any other interest of the Bank hereunder. In the event of the sale by the Bank of a participating interest to a Participant, the Bank's obligations under this Agreement shall remain unchanged, the Bank shall remain solely responsible for the performance thereof, the Bank shall

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remain the holder of any such Note for all purposes  under this  Agreement,  and the Borrower shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations under this Agreement. In no event shall the Bank be obligated to the Participant to take or refrain from taking any action hereunder except that the Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the change of any date fixed for the payment of principal of or interest on the related Loan or Loans, (ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related Loan or Loans, (iii) the change of the principal of the related Loan or Loans, (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) commitment fee is payable hereunder from the rate at which the Participant is entitled to receive
interest  or   commitment   fee  (as  the  case  may  be)  in  respect  of  such
participation, (v) the release or substitution of all or any substantial part of the collateral (if any) held as security for the Loans, or (vi) the release of any guaranty given to support payment of the Loans. If the Bank sells a participating interest in any Loan, Note, Commitment or other interest under this Agreement, it shall within 10 Domestic Business Days of such sale, provide the Borrower with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant.

           (c) The Bank may at any time assign to one or more banks or financial institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance in the form attached hereto as Exhibit G, executed by such Assignee and the Bank (and, in the case of an Assignee that is not an Affiliate of the Bank, by the Borrower); provided that (i) no interest may be sold by the Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank's Tranche A Loan and Tranche B Loan (or, if the Tranche B Loan has not yet been funded, the Tranche B Commitment), (ii) the amount of the Loans (or Tranche B Commitment if the Tranche B Loan has not yet been funded) of the Bank subject to such assignment (determined as of the effective date of the assignment) shall be equal to or greater than $1,000,000, and (iii) unless a Default shall have occurred and be continuing), no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then an Affiliate of the Bank without the consent of the Borrower, which consent shall not be unreasonably withheld. Upon (A) execution of the Assignment and Acceptance by the Bank, such Assignee and (if applicable) the Borrower, (B) delivery of an executed copy of the Assignment and Acceptance to the Borrower, (C) payment by such Assignee to the Bank of an amount equal to the purchase price agreed between the Bank and such Assignee, such Assignee shall for all purposes be the party to this Agreement and shall have pro rata share of all the rights and obligations of the Bank under this Agreement to the same extent as if it were an original party hereto with Commitments as set forth in such instrument of assumption, and the Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower or the Banks shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph
(c), the Bank and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to each of such Assignee and the Bank.

           (d) Subject to the provisions of Section 7.08, the Borrower authorizes the Bank to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial and other information in the Bank's possession concerning the

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Borrower which has been  delivered to the Bank by the Borrower  pursuant to this
Agreement or which has been delivered to the Bank by the Borrower in connection with the Bank's credit evaluation prior to entering into this Agreement.

           (e) Anything in this Section 7.07 to the contrary notwithstanding, the Bank may assign and pledge all or any portion of the Loans and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans and/or obligations made by the Borrower to the assigning and/or pledging Bank in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Bank from its obligations hereunder.

           SECTION 7.08. Confidentiality. The Bank agrees to exercise its best efforts to keep any information delivered or made available by the Borrower to it which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, however, that nothing herein shall prevent the Bank from disclosing such information (i) upon the order of any court or administrative agency, (ii) upon the request or demand of any regulatory agency or authority having jurisdiction over the Bank, (iii) which has been publicly disclosed, (iv) to the extent reasonably required in connection with any litigation to which the Bank or its respective Affiliates may be a party, (v) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vi) to the Bank's legal counsel and independent auditors and (vii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 7.08.

           SECTION 7.09. Survival of Certain Obligations. Section 7.03 and the obligations of the Borrower thereunder, shall survive, and shall continue to be enforceable notwithstanding, the termination of this Agreement and the Commitments and the payment in full of the principal of and interest on all Loans.

           SECTION 7.10. Georgia Law. This Agreement and each Note shall be construed in accordance with and governed by the law of the State of Georgia.

           SECTION 7.11. Severability. In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

           SECTION 7.12. Interest. In no event shall the amount of interest due or payable hereunder or under the Notes exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently made to the Bank by the Borrower or inadvertently received by the Bank, then such excess sum shall be credited as a payment of principal, unless the

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Borrower shall notify the Bank in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Bank not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law.

           SECTION 7.13. Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

           SECTION 7.14. Consent to Jurisdiction. The Borrower (a) submits to personal jurisdiction in the State of Georgia, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the Notes and the other Loan Documents, (b) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of Georgia for the purpose of litigation to enforce this Agreement, the Notes or the other Loan Documents, and (c) agrees that service of process may be made upon it in the manner prescribed in Section 7.01 for the giving of notice to the Borrower. Nothing herein contained, however, shall prevent the Bank from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

           SECTION 7.15. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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           IN WITNESS WHEREOF,  the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                          ATLANTIC AMERICAN CORPORATION
ATTEST:

__________________________By: ___________________________(SEAL)
________, Secretary       Title:
                          4370 Peachtree Street, N.E.
[CORPORATE SEAL]          Atlanta, Georgia  30319-3000
                          Attention:  Hilton H. Howell, Jr.,
                                     President and Chief Executive Officer
                          Telecopy number:  (404) 231-2123
                          Telephone number:  (404) 266-5505


                          WACHOVIA BANK OF GEORGIA, N.A.


                          By: ___________________________(SEAL)
                          Title:


                          Lending Office
                          Wachovia Bank of Georgia, N.A.
                          191 Peachtree Street, N.E.
                          Atlanta, Georgia  30303-1757
                          Attention:  Southeast Corporate (MC 3940)
                          Telecopy number:  (404) 332-5016
                          Telephone number:  (404) 332-1371


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